# ZST Digital Networks, Inc.
# NASDAQ: ZSTN

## Investor Presentation

December 2009

# Safe Harbor Statement

This presentation contains certain "forward-looking statements" relating to the business of the Company and its subsidiary companies. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes, expects" or similar expressions. Such forward looking statements involve known and unknown risks and uncertainties, including, but not limited to, our ability to maintain and increase revenues and sales of our products; our ability to develop and market new products; our strategic investments and acquisitions; compliance and changes in the laws of the People's Republic of China (the "PRC") that affect our operations; our ability to obtain all necessary government certifications and/or licenses to conduct our business; vulnerability of our business to general economic downturn, especially in the PRC; adverse capital and credit market conditions; our ability to meet liquidity needs; and other risk factors detailed in reports filed with the Securities and Exchange Commission from time to time. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the factors discussed above and in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). All forward-looking statements attributable the Company or to persons acting on its behalf are expressly qualified in their entirety by these factors other than as required under the securities laws. The Company does not assume a duty to update these forward-looking statements.

# Company Snapshot

| | |
|---|---|
| **Company Name** | • ZST Digital Networks Inc. (Delaware) |
| **Listing / Trading** | • NASDAQ / ZSTN |
| **Public Offering** | • October 20, 2009 |
| **Outstanding Shares** | • 8,525,455 as of September 30, 2009 |
| **Market Capitalization** | • US$74.3 million as of December 4, 2009 |
| **About ZSTN** | • Headquarter: Zhengzhou, China<br>• Employees: total ~80<br>• Investor Information: http://www.shenyangkeji.com |

# Attractive Valuation

| Company Name | Ticker | Market Cap (US$ millions) | P/E Ratio (LTM) | Net Margin % (LTM) | Revenue Growth** |
|---|---|---|---|---|---|
| BigBand Networks, Inc. | NasdaqGM: BBND | $227.8 | 125.1x | 1.1% | -19.9% |
| EMS Technologies, Inc. | NasdaqGS: ELMG | $194.1 | 15.8x | 3.4% | 12.4% |
| Communications Systems, Inc. | NasdaqGM: JCS | $ 101.4 | 16.3x | 5.5% | -11.5% |
| *Average* | | *$ 174.4* | *52.4x* | *3.3%* | *-6.3%* |
| ZST Digital Networks, Inc. | NasdaqGM: ZSTN | $ 74.3 | 8.3x | 10.6%* | 70.9% |

**ZST LTM net income calculations include the one-time merger cost of US$566,654 from Q1'2009*
*** Revenue growth calculations are as of first nine months 2009 vs same period 2008*

***Market data as of 12/4/2009***

# Leading Provider of Digital and Optical Network Equipment in Henan Province, China

- Leader in the Internet Protocol Television (IPTV) set-top box market within Henan Province, the largest province by population (130 million people) in China
- Primary clients include broadcast TV bureaus and cable network operators, serving over 90 municipal districts, counties, townships and cities within Henan Province
- Strong growth opportunities in IPTV and GPS device and services market
- Consistent delivery of top- and bottom-line financial performance since 2006
  - 2006-2008 revenue CAGR **114%**

# Solid Product and Service Portfolio

## Optical Devices

- 13% of revenue
- Transmitters, receivers, amplifiers
- Workstations
- Power meters
- Etc.





## IPTV Set-top Boxes

- 65% of revenue
- Bundled cable TV, Internet and telephone services



**2006** — **2007…** — **2009**

## Others

- 22% of revenue
- Security monitoring devices
- Coding/decoding devices
- Etc.



## GPS Tracking Systems & Services

- Satellite positioning devices for navigation, logistics management, and tracking for commercial and personal uses.


SY-B801

Revenue figures for six months to June 30, 2009

# Investment Highlights

1. Competitively Positioned in the Rapidly Growing TV Market in China
2. Emerging Opportunities in GPS Tracking Systems and Services Market
3. Flexible and "Asset-Lite" Business Model, with a Focus on Operational Efficiency
4. Proven Product Design and Development Capabilities
5. Established Sales Network
6. Experienced Management Team
7. Strong Financial Performance with a Track Record of Growth and Profitability

# 1 Competitively Positioned in the Rapidly Growing TV Market in China

## Robust Growth of China's Cable TV Market



# of Household Subscribers in millions
04' – 08' CAGR: 9.5%
180
170
160
150
140
130
120
110
50%
40%
30%
20%
10%
0%
33%
35%
37%
40%
46%
116
129
140
153
160
2004
2005
2006
2007
2008
# of Household Subscribers in millions
% penetration

*Source: State Administration of Radio Film and Television (SARFT)*

## Growing Opportunities in China's IPTV Market



Users in millions
07' – 13' CAGR: 63%
20
18
16
14
12
10
8
6
4
2
0
1.0
2.3
4.0
6.5
9.7
13.9
19.0
2007
2008
2009E
2010E
2011E
2012E
2013E

*Source: BDA*

# 1 Competitive Positioning in a Rapidly Growing TV Market in China (continued)



IPTV Set-top Box Market Share
as of September 30, 2009
PRC Cable TV Subscribers:
160 million households
480 million viewers
Henan Province Cable TV
Subscribers:
6.7 million households
Henan Province IPTV
Subscribers:
800,000 households
ZST
62.5%
Other
37.5%

*Source: Company estimates, SARFT, Henan Province Statistics Bureau, as of December 2008*

# Emerging Opportunities in GPS Tracking Systems and Services Market

**Large and Untapped China GPS Market**

- 2008 motor vehicle GPS market size in China: RMB8 billion (168 million vehicles)
  - GPS installed base <10% of total motor vehicles on the road, compared to
  - GPS installed base of close to 60% of total motor vehicles in Japan
- 2010E motor vehicle GPS market size in China: RMB10 billion

**Gaining Momentum**

- Signed first contract in Nov 10, 2009 for vehicle GPS
  - One-time supply and installation of GPS tracking units for US$585,000
  - 24/7 service support for up to US$73,000 annually

*Source: Company estimates, Ministry of Industry & Information Technology, as of December 2008*

# 3 Flexible and "Asset-Lite" Business Model, with a Focus on Operational Efficiency

- Minimum capital requirement
- Efficient operational infrastructure

**Procurement**
- Sourcing and inspection of raw materials and components
- Final system quality control testing and packaging

**Product Design & Development**
- Determine customer specifications
- Strong focus and fast turnaround on product design and development
- Strong internal design team

**Sales & Marketing**
- Expanding sales and marketing networks
- Sales network covers all major Henan counties

**After-Sales Support**
- Full support for ZST products
- Direct customer feedback for future modifications and idea generation

**Outsourced Manufacturing**
- Subcontract all manufacturing
- Deliver fully-assembled and tested products based on proprietary design

# Proven Product Design and Development Capabilities


International Competitors
Domestic Competitors
Adaptable Technology Solutions
Technical Support
Full Localization
Barriers to Entry
Solid Branding
Competitive Market Position
Proven Installed Base
In-Depth Market Knowledge

# 5 Established Sales Network

- Extensive ZST product coverage
- Sales network covers all major Henan counties


ZST Product Coverage
Anyang
Tangyin
Neihuang
Huaxian
Jiyuan
Xinxiang City
Mengzhou City
Yima
Gongyi
Zhengzhou CITY
Sanmenxia City
Yiyang
Kaifeng
Lushi
Pingdingshan
Zhoukou City
Dancheng
Nanyang City
Zhumadian
Xixian
Xinyang City

6

# Experienced Management Team

- **Mr. Zhong Bo,** Chairman and Chief Executive Officer
  - Renowned industry veteran
  - Extensive electronic design and product development experience
- **Mr. John Chen,** Chief Financial Officer
  - In depth finance and global capital markets experience
- **Mr. Zhong Lin,** Chief Operating Officer
  - Deep experience in IT and business administration

# Strong Financial Performance: A Track Record of Growth and Profitability


(USD millions)
Revenue
Net Income
60
50
40
30
20
10
0
Revenue Growth 93%
Net Income Growth 113%
Rev Growth 88%
NI Growth 96%
5.6
0.6
28.7
2.9
55.4
6.1
15.2
1.7
28.6
3.3
FY2006
FY2007
FY2008
Q3, 2008
Q3, 2009

| | FY2006 | FY2007 | FY2008 | Q3, 2008 | Q3, 2009 |
|---|---|---|---|---|---|
| Net margin | 11.3% | 10.0% | 11.0% | 11.1% | 11.5% |

# Strong Financial Performance: Solid Balance Sheet (continued)

| | As of September 30, 2009<br>*US$ Million* |
|---|---|
| Cash | 1.39* |
| Total A/R | 25.63 |
| Inventory | 1.49 |
| Total Assets | 32.98 |
| Current Liability | 9.21 |
| Short-term Loans | 1.45 |
| Total Liabilities | 10.67 |
| Shareholders' Equity | 22.31 |

# Business Outlook

# Growth Strategy


Core business expansion by leveraging IPTV set-top box replacement cycle and new customers
Enhance and expand product offering to include more comprehensive network infrastructure solutions
Growth Strategy
Increase penetration by expanding sales network in existing and new markets
Strengthen branding and technology platform
Pursue selected opportunities for strategic partnerships, joint ventures, acquisitions and other attractive investments

# Guidance for Fourth Quarter 2009

ZSTN currently estimates that fourth quarter 2009 revenue will range between US$26 million and US$29 million

ZSTN currently estimates that fourth quarter 2009 net income will range between US$3.0 million and US$3.5 million

# Investment Highlights

1. Competitively Positioned in the Rapidly Growing TV Market in China
2. Emerging Opportunities in GPS Tracking Systems and Services Market
3. Flexible and "Asset-Lite" Business Model, with a Focus on Operational Efficiency
4. Proven Product Design and Development Capabilities
5. Established Sales Network
6. Experienced Management Team
7. Strong Financial Performance with a Track Record of Growth and Profitability

# NASDAQ: ZSTN
# Thank you

www.shenyangkeji.com